                                                                    EXHIBIT 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: October 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                              $    17,148,612.63

RECEIPTS:
     1. Receipts from Operations                                               $                -
     2. Other Receipts                                                         $        14,270.26
         Preference Collections                                                $        23,079.19
         Other receipts (Received on behalf of Affiliates)                     $                -
                                                                               ------------------

TOTAL RECEIPTS                                                                 $        37,349.45

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                           $        40,803.18
         b. Others                                                             $        42,351.54
     4. Taxes
         a. Federal Income Taxes                                               $        21,728.76
         b. FICA Withholdings                                                  $         2,129.78
         c. Employee's withholdings                                            $           153.94
         d. Employer's FICA                                                    $         2,129.78
         e. Federal Unemployment Taxes                                         $                -
         f. State Income Tax                                                   $         5,507.64
         g. State Employee withholdings                                        $                -
         h. All other state taxes                                              $                -

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                        $        16,407.00
         b. Utilities                                                          $        14,069.48
         c. Insurance                                                          $        14,113.15
         d. Merchandise bought for manufacture or sell                         $                -
         e. Other necessary expenses                                                            -
            Professional and Bankruptcy Court Related Fees and Expenses        $       365,132.32
            Employee Expenses                                                  $         8,832.36
            Office Supplies & Expenses                                         $         4,668.36
            Other                                                              $        16,721.43
                                                                               ------------------

TOTAL DISBURSEMENTS                                                            $       554,748.72
Add:  Disbursements made on behalf of Parent or Affiliates                     $        95,660.64
                                                                               ------------------
ADJUSTED TOTAL DISBURSEMENTS                                                   $       650,409.36
                                                                               ------------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                            $      (613,059.91)

ENDING BALANCE IN Bank of America - Master 03751046297                         $       116,467.60
ENDING BALANCE IN Bank of America - Disbursement 03299976144                   $       (16,056.39)
ENDING BALANCE IN Bank of America - Payroll 03299944407                        $        37,686.03
ENDING BALANCE IN Bank of America - Payroll Taxes 03751301149                  $        57,401.59
ENDING BALANCE IN Bank of America - Money Market 851018                        $     9,688,271.50
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                      $     5,240,641.26
ENDING BALANCE IN Bank of America - Restricted Cash                            $     1,406,151.13
ENDING BALANCE IN Chase Manhattan Bank - FISC 719-1-362214                     $         4,990.00

                                                                               ------------------
ENDING BALANCE IN ALL ACCOUNTS                                                 $    16,535,552.72
                                                                               ==================

                             OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: October 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED                              DESCRIPTION                              AMOUNT
-------------                              -----------                              ------
   10/16/03         Paetec Communications, Inc.                                $         1,000.00
   10/16/03         Bill Nipper                                                $            55.00
   10/16/03         McBride Electric                                           $         4,000.00
   10/16/03         Elite Transport, Inc.                                      $        10,079.19
   10/22/03         Tele-Pacific Communications                                $         8,000.00
                                                                               ------------------
                                                         Total WAXS Receipts   $        23,134.19
                                                                               ==================

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: October 31, 2003

Bank: Bank of America
Location: Charlotte, NC
Account Name: Restricted Cash
Account Number: 856719

DATE RECEIVED                              DESCRIPTION                              AMOUNT
-------------                              -----------                              ------
  10/14/03          Interest Received                                          $           874.39
                                                                               ------------------
                                                         Total WAXS Receipts   $           874.39
                                                                               ==================

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: October 31, 2003

Bank: Bank of America (Nations Funds)
Location: Charlotte, NC
Account Name: Money Market
Account Number: 851018

DATE RECEIVED                              DESCRIPTION                              AMOUNT
-------------                              -----------                              ------
  10/31/03          Interest Received                                          $         9,870.80
                                                                               ------------------
                                                         Total WAXS Receipts   $         9,870.80
                                                                               ==================

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: October 31, 2003

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-19648

DATE RECEIVED                              DESCRIPTION                              AMOUNT
-------------                              -----------                              ------
  10/31/03          Interest Received                                          $         3,470.07
                                                                               ------------------
                                                         Total WAXS Receipts   $         3,470.07
                                                                               ==================

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: October 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE DISBURSED                                     DESCRIPTION                               AMOUNT
--------------                                     -----------                               ------
   10/01/03             EZ-Com Technologies                                                $ 13,000.00
   10/03/03             Bank Fees                                                          $     30.00
   10/09/03             EZ-Com Technologies                                                $    165.00
   10/24/03             Merrill Lynch                                                      $    153.94
   10/27/03             Bank Fees - FCI Cancelled Check Copies                             $  1,181.70
   10/27/03             Bank Fees - WXC Cancelled Check Copies                             $  2,827.09
                                                                                           -----------
                                                         Total WAXS Disbursements          $ 17,357.73
                                                                                           ===========

Less: Disbursements made to or on behalf of Parent or Affiliates.

Facilicom
   10/01/03             EZ-Com Technologies                                                $ 13,000.00
   10/09/03             EZ-Com Technologies                                                $    165.00
   10/27/03             Bank Fees - FCI Cancelled Check Copies                             $  1,181.70

WorldxChange
   10/27/03             Bank Fees - WXC Cancelled Check Copies                             $  2,827.09

                                                                                           -----------
                                                         Total Affiliate Payments          $ 17,173.79
                                                                                           -----------
                                                         Total WAXS Disbursements          $    183.94
                                                                                           ===========

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: October 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED       CHECK NUMBER                       DESCRIPTION                       AMOUNT
--------------       ------------                       -----------                       ------
   10/03/03              36727       Apollo Consulting                                $     2,000.00
   10/03/03              36728       BellSouth                                        $       433.37
   10/03/03              36729       BellSouth                                        $     2,214.34
   10/03/03              36730       Continental Stock Transfer & Trust Company       $       872.99
   10/03/03              36731       Debra Dawn                                       $       803.58
   10/03/03              36732       Federal Express                                  $       116.68
   10/03/03              36733       H. Peter Gant                                    $        98.42
   10/03/03              36734       Gardner, Carton & Douglas                        $     1,581.07
   10/03/03              36735       Robyn C. Huffman                                 $       285.00
   10/03/03              36736       Katten Muchin Zavis Roseman                      $     5,134.10
   10/03/03              36737       Levine & Block                                   $    78,051.49
   10/03/03              36738       Metropolitan Life Insurance                      $     5,885.92
   10/03/03              36739       North Atlanta Realty                             $    30,231.72
   10/03/03              36740       Nextel Communications                            $       440.70
   10/03/03              36741       Kamran Saeed                                     $       225.00
   10/03/03              36742       State Compensation Insurance Fund                $       211.53
   10/03/03              36743       United Healthcare                                $     6,748.87
   10/03/03              36744       Winstead Sechrest & Minick                       $    27,368.15
   10/03/03              36745       Pacific Bell                                     $       121.14
   10/03/03              36746       Keith Harrison                                   $     1,250.00
   10/09/03              36747       Copier Solutions                                 $       495.00
   10/09/03              36748       Debra Dawn                                       $       782.36
   10/09/03              36749       Jenner & Block                                   $    61,531.34
   10/09/03              36750       Katten Muchin Zavis Roseman                      $    10,084.82
   10/09/03              36751       Lanier Parking Systems                           $       550.00
   10/09/03              36752       MCI Worldcom                                     $     3,142.43
   10/09/03              36753       Kamran Saeed                                     $       225.00
   10/09/03              36754       Pacific Bell                                     $       493.33
   10/16/03              36755       Alston & Bird LLC                                $   104,034.79
   10/16/03              36756       Debra Dawn                                       $     2,801.79
   10/16/03              36757       Federal Express                                  $       204.97
   10/16/03              36758       FTI Consulting                                   $     7,987.28
   10/16/03              36759       Judco Management                                 $     8,625.00
   10/16/03              36760       MCI Worldcom                                     $        75.79
   10/16/03              36761       Nextel Communications                            $       237.04
   10/16/03              36762       Kamran Saeed                                     $       225.00
   10/16/03              36763       San Diego Gas & Electric                         $       120.54
   10/16/03              36764       Thornton Grout Finnigan                          $     2,767.94
   10/16/03              36765       Mark Warner                                      $     5,000.00
   10/16/03              36766       State Compensation Insurance Fund                $     1,266.83
   10/24/03              36767       Vanguard Archives                                $       666.13

                             OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: October 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED       CHECK NUMBER                       DESCRIPTION                       AMOUNT
--------------       ------------                       -----------                       ------
   10/24/03              36768       Armstrong Teasdale, LLP                          $     7,000.37
   10/24/03              36769       BellSouth                                        $     2,256.82
   10/24/03              36770       Continental Stock Transfer & Trust Company       $       875.81
   10/24/03              36771       Debra Dawn                                       $     2,730.52
   10/24/03              36772       D.C. Treasurer                                   $       225.00
   10/24/03              36773       Federal Express                                  $       502.89
   10/24/03              36774       Gardner, Carton & Douglas                        $       934.48
   10/24/03              36775       Katten Muchin Zavis Roseman                      $    14,750.74
   10/24/03              36776       MCI Worldcom                                     $     3,354.25
   10/24/03              36777       Merrill Lynch, Pierce, Fenner & Smith            $     5,560.00
   10/24/03              36778       Philpot Relocation                               $       540.65
   10/24/03              36779       Kamran Saeed                                     $       225.00
   10/24/03              36780       TLC Staffing                                     $       525.58
   10/24/03              36781       Velocity Express                                 $        13.91
   10/29/03              36782       Alston & Bird LLC                                $    69,657.42
   10/29/03              36783       BellSouth                                        $       417.08
   10/29/03              36784       Debra Dawn                                       $     1,173.22
   10/29/03              36785       Katherine Levesque                               $       442.47
   10/29/03              36786       MDC-Mark II                                      $    16,407.00
   10/29/03              36787       Nextel Communications                            $       639.90
   10/29/03              36788       SBC-Pacbell                                      $       122.75
   10/29/03              36789       Poorman-Douglas                                  $     1,616.48
   10/29/03              36790       Kamran Saeed                                     $       225.00
   10/29/03              36791       County of San Diego                              $       244.26
   10/29/03              36792       Winstead Sechrest & Minick                       $    11,370.85
                                                                                      --------------
                                                                               Total  $   517,203.90

Less: Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
   10/03/03              36739       North Atlanta Realty                             $    30,231.72

Facilicom
   10/16/03              36759       Judco Management                                 $     8,625.00
   10/24/03              36772       D.C. Treasurer                                   $       225.00

World Access Telecommunication Group, Inc.
   10/03/03              36744       Winstead Sechrest & Minick                       $    27,368.15
   10/24/03              36767       Vanguard Archives                                $       666.13

                             OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: October 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED       CHECK NUMBER                       DESCRIPTION                       AMOUNT
--------------       ------------                       -----------                       ------
   10/29/03              36792       Winstead Sechrest & Minick                       $    11,370.85
                                                                                      --------------
                                                            Total Affiliate Payments  $    78,486.85
                                                                                      --------------
                                                            Total WAXS Disbursements  $   438,717.05
                                                                                      ==============

                             OPERATING REPORT Page 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: October 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 03299944407

DATE DISBURSED       CHECK NUMBER                     DESCRIPTION                          AMOUNT
--------------       ------------                     -----------                          ------
   10/08/03            Multiple      Payroll Checks                                   $    41,799.22
   10/22/03            Multiple      Payroll Checks                                   $    41,355.50
                                                                                      --------------
                                                          Total WAXS Disbursements    $    83,154.72
                                                                                      ==============

                            OPERATING REPORT Page 10

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: October 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 0751301149

DATE DISBURSED                           DESCRIPTION                                  AMOUNT
--------------                           -----------                                  ------
   10/08/03          Payroll Taxes                                             $           15,985.75
   10/22/03          Payroll Taxes                                             $           15,510.21
   10/31/03          Processing Fees                                           $            1,197.05
                                                                               ---------------------
                                                     Total WAXS Disbursements  $           32,693.01
                                                                               =====================

                            OPERATING REPORT Page 11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: October 31, 2003

STATEMENT OF INVENTORY

    Beginning Inventory                                            $          -
    Add: purchases                                                 $          -
    Less: goods sold                                               $          -
                                                                   ------------
    Ending inventory                                               $          -
                                                                   ============

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period                                  $ 114,804.62
    Payroll taxes due but unpaid                                   $          -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                  DATE REGULAR                  AMOUNT OF               NUMBER OF                   AMOUNT OF
NAME OF CREDITOR/LESSOR          PAYMENT IS DUE              REGULAR PAYMENT       PAYMENTS DELINQUENT        PAYMENTS DELINQUENT
-----------------------          --------------              ----------------      --------------------       -------------------
    Xerox Corporation                Monthly                    $ 1,247.84                 10                     $ 12,478.40

                            OPERATING REPORT Page 12

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: October 31, 2003

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                          3RD PARTY          INTERCOMPANY                 TOTAL
                                                             ----------------------------------------------------------
              Beginning of month balance                     $       -         $ 13,678,892.02           $ 13,678,892.02
              Add: sales on account                          $       -         $             -           $             -
                      expenses paid for affiliate            $       -         $     95,660.64           $     95,660.64
                      cash advanced to affiliate             $       -         $             -           $             -
              Less: collections                              $       -         $             -           $             -
                                                             -----------------------------------------------------------
              End of month balance                           $       -         $ 13,774,552.66           $ 13,774,552.66
                                                             ===========================================================

0-30 Days            31-60 Days         61-90 Days              Over 90 Days          End of Month Total
---------            ----------         ----------              ------------          ------------------
$       -            $        -         $        -              $          -          $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                  3RD PARTY              INTERCOMPANY                 TOTAL
                                               -----------------------------------------------------------------
Beginning of month balance                     $ 2,031,097.96          $ 22,340,343.25           $ 24,371,441.21
Add: sales on account                          $   884,006.94          $             -           $    884,006.94
        Cash received on behalf of Affiliate   $            -          $             -           $             -
        Cash received from Affiliate           $            -          $             -           $             -
Less: payments                                 $  (554,748.72)         $             -           $   (554,748.72)
                                               -----------------------------------------------------------------
End of month balance                           $ 2,360,356.18          $ 22,340,343.25           $ 24,700,699.43
                                               =================================================================

  0-30 Days          31-60 Days               61-90 Days             Over 90 Days          End of Month Total
  ---------          ----------               ----------             ------------          ------------------
$ 713,910.11         $ 32,662.32             $ 125,446.89           $ 1,488,336.86           $ 2,360,356.18

                            OPERATING REPORT Page 13

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: October 31, 2003

                                TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.        Federal income taxes                     Yes (X)                         No ( )

2.        FICA withholdings                        Yes (X)                         No ( )

3.        Employee's withholdings                  Yes (X)                         No ( )

4.        Employer's FICA                          Yes (X)                         No ( )

5.        Federal unemployment taxes               Yes (X)                         No ( )

6.        State income tax                         Yes (X)                         No ( )

7.        State employee withholdings              Yes (X)                         No ( )

8.        All other state taxes                        See Note Below

     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 14

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                          ______________________________________
                                          For the Debtor In Possession

                                          Henry C. Lyon
                                          Designated Officer

                            OPERATING REPORT Page 15

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: November 30, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                              $    16,535,552.72

RECEIPTS:
     1. Receipts from Operations                                               $                -
     2. Other Receipts                                                         $        24,189.09
         Preference Collections                                                $       298,180.00
         Other receipts (Received on behalf of Affiliates)                     $     5,625,325.69
                                                                               ------------------

TOTAL RECEIPTS                                                                 $     5,947,694.78

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                           $        65,238.92
         b. Others                                                             $        76,644.83
     4. Taxes
         a. Federal Income Taxes                                               $        43,438.33
         b. FICA Withholdings                                                  $         3,395.17
         c. Employee's withholdings                                            $                -
         d. Employer's FICA                                                    $         3,395.16
         e. Federal Unemployment Taxes                                         $                -
         f. State Income Tax                                                   $        11,070.44
         g. State Employee withholdings                                        $                -
         h. All other state taxes                                              $                -

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                        $                -
         b. Utilities                                                          $        10,532.41
         c. Insurance                                                          $        13,901.62
         d. Merchandise bought for manufacture or sell                         $                -
         e. Other necessary expenses                                                            -
             Professional and Bankruptcy Court Related Fees and Expenses       $       577,550.36
             Employee Expenses                                                 $         4,111.77
             Office Supplies & Expenses                                        $        11,162.49
             Other                                                             $         8,942.70
                                                                               ------------------

TOTAL DISBURSEMENTS                                                            $       829,384.20
Add:  Disbursements made on behalf of Parent or Affiliates                     $        90,829.61
                                                                               ------------------
ADJUSTED TOTAL DISBURSEMENTS                                                   $       920,213.81
                                                                               ------------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                            $     5,027,480.97

ENDING BALANCE IN Bank of America - Master 03751046297                         $     6,021,546.14
ENDING BALANCE IN Bank of America - Disbursement 03299976144                   $      (359,060.22)
ENDING BALANCE IN Bank of America - Payroll 03299944407                        $        20,802.28
ENDING BALANCE IN Bank of America - Payroll Taxes 03751301149                  $        25,573.51
ENDING BALANCE IN Bank of America - Money Market 851018                        $     9,197,886.35
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                      $     5,244,324.25
ENDING BALANCE IN Bank of America - Restricted Cash                            $     1,406,971.38
ENDING BALANCE IN Chase Manhattan Bank - FISC 719-1-362214                     $         4,990.00
                                                                               ------------------
ENDING BALANCE IN ALL ACCOUNTS                                                 $    21,563,033.69
                                                                               ==================

                             OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: November 30, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED                                 DESCRIPTION                            AMOUNT
-------------                                 -----------                            ------
   11/18/03         Liberty Mutual                                             $        10,016.00
   11/18/03         Bill Nipper                                                $            55.00
   11/18/03         Businessnet Telecom, Inc.                                  $         2,250.00
   11/18/03         Businessnet Telecom, Inc.                                  $         2,250.00
   11/18/03         CenturyTel, Inc.                                           $        10,000.00
   11/18/03         Circulation III Promotions                                 $         7,705.60
   11/18/03         Specialty Outsourcing Solutions, LTD                       $         3,000.00
   11/18/03         Vertecall Communications                                   $         1,370.91
   11/18/03         Sullivan & Cromwell LLP                                    $       225,000.00
   11/20/03         Microsoft Corporation                                      $        58,680.00
   11/25/03         FCI-UK                                                     $     5,613,249.18
                                                                               ------------------
                                                      Total WAXS Receipts      $     5,933,576.69
                                                                               ==================

Less: Receipts made to or on behalf of Affiliates.

Facilicom
   11/25/03         FCI-UK                                                     $     5,613,249.18

World Access Telecommunication Group, Inc.
   11/18/03         Circulation III Promotions                                 $         7,705.60
   11/18/03         Specialty Outsourcing Solutions, LTD                       $         3,000.00

WorldxChange
   11/18/03         Vertecall Communications                                   $         1,370.91
                                                                               ------------------
                                                      Total Affiliate Receipts $     5,625,325.69

                                                                               ------------------
                                                      Total WAXS Receipts      $       308,251.00
                                                                               ==================

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: November 30, 2003

Bank: Bank of America
Location: Charlotte, NC
Account Name: Restricted Cash
Account Number: 856719

DATE RECEIVED                                 DESCRIPTION                            AMOUNT
-------------                                 -----------                            ------
   11/13/03         Interest Received                                          $           820.25
                                                                               ------------------
                                                       Total WAXS Receipts     $           820.25
                                                                               ==================

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: November 30, 2003

Bank: Bank of America (Nations Funds)
Location: Charlotte, NC
Account Name: Money Market
Account Number: 851018

DATE RECEIVED                                 DESCRIPTION                            AMOUNT
-------------                                 -----------                            ------
   11/28/03         Interest Received                                          $         9,614.85
                                                                               ------------------
                                                       Total WAXS Receipts     $         9,614.85
                                                                               ==================

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: November 30, 2003

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-19648

DATE RECEIVED                                 DESCRIPTION                            AMOUNT
-------------                                 -----------                            ------
   11/28/03         Interest Received                                          $         3,682.99
                                                                               ------------------
                                                       Total WAXS Receipts     $         3,682.99
                                                                               ==================

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: November 30, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE DISBURSED                                     DESCRIPTION                                AMOUNT
--------------                                     -----------                                ------
   11/03/03         EZ-Com Technologies                                                     $ 13,000.00
   11/04/03         Bank Fees                                                               $     30.00
   11/14/03         Gleiss Lutz Rechtsanwalte                                               $ 11,666.89
   11/25/03         Bank Fees - FCI Cancelled Check Copies                                  $  1,178.39
   11/25/03         Bank Fees - WXC Cancelled Check Copies                                  $  2,622.87
                                                                                            -----------
                                                       Total WAXS Disbursements             $ 28,498.15
                                                                                            ===========

Less: Disbursements made to or on behalf of Parent or Affiliates.

Facilicom
   11/03/03         EZ-Com Technologies                                                     $ 13,000.00
   11/25/03         Bank Fees - FCI Cancelled Check Copies                                  $  1,178.39

WorldxChange
   11/25/03         Bank Fees - WXC Cancelled Check Copies                                  $  2,622.87
                                                                                            -----------
                                                       Total Affiliate Payments             $ 16,801.26
                                                                                            -----------
                                                       Total WAXS Disbursements             $ 11,696.89
                                                                                            ===========

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: November 30, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED       CHECK NUMBER                     DESCRIPTION                        AMOUNT
--------------       ------------                     -----------                        ------
   11/01/03              36793          Apollo Consulting                             $   2,000.00
   11/01/03              36794          North Atlanta Realty Acquisition              $  30,231.72
   11/07/03              36796          Debra Dawn                                    $     605.66
   11/07/03              36797          Federal Express                               $     210.71
   11/07/03              36798          Lanier Parking Systems                        $     550.00
   11/07/03              36799          MCI Worldcom                                  $     967.09
   11/07/03              36800          Metlife                                       $   5,885.92
   11/07/03              36801          Mike Mies                                     $   1,189.81
   11/07/03              36802          SBC-Pacbell                                   $      96.03
   11/07/03              36803          Royal Cup Coffee                              $     235.68
   11/07/03              36804          Kamran Saeed                                  $     225.00
   11/07/03              36805          TLC Staffing                                  $     955.60
   11/07/03              36806          United Healthcare                             $   6,748.87
   11/13/03              36807          Cadwalader, Wickersham & Taft                 $  38,274.75
   11/13/03              36808          Tod Chmar                                     $     209.28
   11/13/03              36809          Virginia Cook                                 $     335.35
   11/13/03              36810          Ernst & Young LLP                             $  18,784.37
   11/13/03              36811          Federal Express                               $     184.08
   11/13/03              36812          Judco Management                              $   8,625.00
   11/13/03              36813          Levine & Block                                $  98,716.56
   11/13/03              36814          MCI Worldcom                                  $   2,275.38
   11/13/03              36815          MCI Worldcom                                  $      70.62
   11/13/03              36816          Nextel Communications                         $     221.31
   11/13/03              36817          SBC-Pacbell                                   $     396.77
   11/13/03              36818          Kamran Saeed                                  $     270.00
   11/13/03              36819          Mark Warner                                   $   5,000.00
   11/13/03              36820          Winstead Sechrest & Minick                    $   7,904.79
   11/21/03              36821          Vanguard Archives                             $     666.13
   11/21/03              36822          CLS Security Electronics                      $      77.85
   11/21/03              36823          Continental Stock Transfer & Trust Company    $     917.47
   11/21/03              36824          CT Corporation                                $     122.49
   11/21/03              36825          Debra Dawn                                    $     733.67
   11/21/03              36826          Federal Express                               $     511.32
   11/21/03              36827          Jenner & Block                                $  50,082.59
   11/21/03              36828          Lamberth, Cifelli, Stokes & Stout             $   4,025.81
   11/21/03              36829          McKenna Long & Aldridge                       $  63,015.54
   11/21/03              36830          Kamran Saeed                                  $     225.00
   11/21/03              36831          San Diego Gas & Electric                      $     323.90
   11/21/03              36832          State Compensation Insurance Fund             $   1,266.83
   11/21/03              36833          Verizon Select Services                       $     536.25
   11/21/03              36834          Winstead Sechrest & Minick                    $  15,890.93

                             OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: November 30, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED       CHECK NUMBER                     DESCRIPTION                        AMOUNT
--------------       ------------                     -----------                        ------
   11/28/03              36835          Alston & Bird LLC                             $ 102,247.52
   11/28/03              36836          BellSouth                                     $     187.66
   11/28/03              36837          BellSouth                                     $   2,212.45
   11/28/03              36838          Copier Solutions                              $     495.00
   11/28/03              36839          Debra Dawn                                    $   1,038.00
   11/28/03              36840          Federal Express                               $      88.26
   11/28/03              36841          H. Peter Gant                                 $   6,150.85
   11/28/03              36842          Gardner, Carton & Douglas                     $   8,295.08
   11/28/03              36843          Jenner & Block                                $  64,501.92
   11/28/03              36844          Jenner & Block                                $  92,527.95
   11/28/03              36845          Katten Muchin Zavis Roseman                   $  17,411.38
   11/28/03              36846          MCI Worldcom                                  $   3,354.25
   11/28/03              36847          Nextel Communications                         $     306.01
   11/28/03              36848          SBC-Pacbell                                   $     120.94
   11/28/03              36849          Philpot Relocation                            $     540.65
   11/28/03              36850          Kamran Saeed                                  $     250.00
   11/28/03              36851          U.S. Trustee                                  $     750.00
   11/28/03              36852          U.S. Trustee                                  $     500.00
   11/28/03              36853          U.S. Trustee                                  $     500.00
   11/28/03              36854          U.S. Trustee                                  $   8,000.00
   11/28/03              36855          Winstead Sechrest & Minick                    $   8,959.78
                                                                                      ------------
                                                                             Total    $ 688,003.83

Less: Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
   11/01/03              36794          North Atlanta Realty Acquisition              $  30,231.72
   11/28/03              36851          U.S. Trustee                                  $     750.00

Facilicom
   11/13/03              36812          Judco Management                              $   8,625.00
   11/28/03              36852          U.S. Trustee                                  $     500.00

World Access Telecommunication Group, Inc.
   11/13/03              36820          Winstead Sechrest & Minick                    $   7,904.79
   11/21/03              36821          Vanguard Archives                             $     666.13
   11/21/03              36834          Winstead Sechrest & Minick                    $  15,890.93
   11/28/03              36853          U.S. Trustee                                  $     500.00
   11/28/03              36855          Winstead Sechrest & Minick                    $   8,959.78

                             OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: November 30, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED       CHECK NUMBER                     DESCRIPTION                        AMOUNT
--------------       ------------                     -----------                        ------
                                                          Total Affiliate Payments    $  74,028.35

                                                                                      ------------
                                                          Total WAXS Disbursements    $ 613,975.48
                                                                                      ============

                             OPERATING REPORT Page 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: November 30, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 03299944407

DATE DISBURSED       CHECK NUMBER                     DESCRIPTION                        AMOUNT
--------------       ------------                     -----------                        ------
   11/05/03              Multiple       Payroll Checks                                $  41,870.35
   11/19/03              Multiple       Payroll Checks                                $ 100,013.40
                                                                                      ------------
                                                          Total WAXS Disbursements    $ 141,883.75
                                                                                      ============

                             OPERATING REPORT Page 10

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                    For the Month Ending: November 30, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 0751301149

DATE DISBURSED                          DESCRIPTION                           AMOUNT
--------------                          -----------                         -----------
   11/05/03          Payroll Taxes                                          $ 15,763.15
   11/19/03          Payroll Taxes                                          $ 45,535.95
   11/28/03          Processing Fees                                        $    528.98
                                                                            -----------
                                             Total WAXS Disbursements       $ 61,828.08
                                                                            ===========

                            OPERATING REPORT Page 11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: November 30, 2003

STATEMENT OF INVENTORY

Beginning Inventory                              $               -
Add: purchases                                   $               -
Less: goods sold                                 $               -
                                                 -----------------
Ending inventory                                 $               -
                                                 =================

PAYROLL INFORMATION STATEMENT

Gross payroll for this period                    $ 203,182.85
Payroll taxes due but unpaid                     $          -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                 DATE REGULAR         AMOUNT OF                NUMBER OF               AMOUNT OF
NAME OF CREDITOR/LESSOR         PAYMENT IS DUE     REGULAR PAYMENT       PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
-----------------------         --------------     ---------------       -------------------      -------------------
   Xerox Corporation                Monthly           $ 1,247.84                 10                    $ 12,478.40

                            OPERATING REPORT Page 12

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: November 30, 2003

STATEMENT OF AGED RECEIVABLES

                                                    3RD PARTY       INTERCOMPANY         TOTAL
                                                 --------------    --------------    --------------
ACCOUNTS RECEIVABLE
     Beginning of month balance                  $            -    $13,774,552.66    $13,774,552.66
     Add: sales on account                       $            -    $            -    $            -
             expenses paid for affiliate         $            -    $    90,829.61    $    90,829.61
             cash advanced to affiliate          $            -    $            -    $            -
     Less: collections                           $            -    $            -    $            -
                                                 --------------    --------------    --------------
     End of month balance                        $            -    $13,865,382.27    $13,865,382.27
                                                 ==============    ==============    ==============

0-30 Days     31-60 Days   61-90 Days     Over 90 Days   End of Month Total
---------     ----------   ----------     ------------   ------------------
$       -     $        -   $        -     $          -   $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                    3RD PARTY       INTERCOMPANY         TOTAL
                                                 --------------    --------------    --------------
Beginning of month balance                       $ 2,360,356.18    $22,340,343.25    $24,700,699.43
Add: sales on account                            $   420,072.93    $            -    $   420,072.93
        Cash received on behalf of Affiliate     $            -    $ 5,625,325.69    $ 5,625,325.69
        Cash received from Affiliate             $            -    $            -    $            -
Less: payments                                   $  (829,384.20)   $            -    $  (829,384.20)
                                                 --------------    --------------    --------------
End of month balance                             $ 1,951,044.91    $27,965,668.94    $29,916,713.85
                                                 ==============    ==============    ==============

 0-30 Days        31-60 Days    61-90 Days    Over 90 Days     End of Month Total
 ---------        ----------    ----------    ------------     ------------------
$173,008.97      $ 224,117.82   $32,662.32   $ 1,521,255.80    $     1,951,044.91

                            OPERATING REPORT Page 13

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: November 30, 2003

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

      1.   Federal income taxes                Yes (X)             No ( )

      2.   FICA withholdings                   Yes (X)             No ( )

      3.   Employee's withholdings             Yes (X)             No ( )

      4.   Employer's FICA                     Yes (X)             No ( )

      5.   Federal unemployment taxes          Yes (X)             No ( )

      6.   State income tax                    Yes (X)             No ( )

      7.   State employee withholdings         Yes (X)             No ( )

      8.   All other state taxes                See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 14

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                          ______________________________________
                                          For the Debtor In Possession

                                          Henry C. Lyon
                                          Designated Officer

                            OPERATING REPORT Page 15

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: December 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                              $  21,563,033.69

RECEIPTS:
     1. Receipts from Operations                                               $              -
     2. Other Receipts                                                         $      20,198.16
         Preference Action Collections                                         $      76,482.00
         Other receipts (Received on behalf of Affiliates)                     $              -
                                                                               ----------------

TOTAL RECEIPTS                                                                 $      96,680.16

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                           $      61,204.82
         b. Others                                                             $      61,179.30
     4. Taxes
         a. Federal Income Taxes                                               $      34,222.47
         b. FICA Withholdings                                                  $       3,186.75
         c. Employee's withholdings                                            $         384.85
         d. Employer's FICA                                                    $       3,186.76
         e. Federal Unemployment Taxes                                         $              -
         f. State Income Tax                                                   $       8,442.70
         g. State Employee withholdings                                        $              -
         h. All other state taxes                                              $              -
     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                        $              -
         b. Utilities                                                          $       5,169.12
         c. Insurance                                                          $      31,516.41
         d. Merchandise bought for manufacture or sell                         $              -
         e. Other necessary expenses                                                          -
            Professional and Bankruptcy Court Related Fees and Expenses        $     300,914.83
            Employee Expenses                                                  $       8,354.64
            Office Supplies & Expenses                                         $      15,295.21
            Other                                                              $       7,350.00
                                                                               ----------------

TOTAL DISBURSEMENTS                                                            $     540,407.86
Add:  Disbursements made on behalf of Parent or Affiliates                     $      79,877.74
                                                                               ----------------
ADJUSTED TOTAL DISBURSEMENTS                                                   $     620,285.60
                                                                               ----------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                            $    (523,605.44)

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access Telecom Group                 $     (10,705.60)
NET INTERCOMPANY SWEEPS/TRANSFERS - Facilicom International, L.L.C             $  (5,613,249.18)
NET INTERCOMPANY SWEEPS/TRANSFERS - WorldXchange                               $      (1,370.91)
                                                                               ----------------
NET INTERCOMPANY SWEEPS/TRANSFERS - CURRENT PERIOD                             $  (5,625,325.69)
                                                                               ----------------

ENDING BALANCE IN Bank of America - Master 03751046297                         $     159,287.60
ENDING BALANCE IN Bank of America - Disbursement 03299976144                   $     356,026.81
ENDING BALANCE IN Bank of America - Payroll 03299944407                        $      73,418.16
ENDING BALANCE IN Bank of America - Payroll Taxes 03751301149                  $      50,999.85
ENDING BALANCE IN Bank of America - Money Market 851018                        $   8,113,298.38
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                      $   5,248,234.93
ENDING BALANCE IN Bank of America - Restricted Cash                            $   1,407,846.83
ENDING BALANCE IN Chase Manhattan Bank - FISC 719-1-362214                     $       4,990.00
                                                                               ----------------
ENDING BALANCE IN ALL ACCOUNTS                                                 $  15,414,102.56
                                                                               ================

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: December 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED                           DESCRIPTION                                   AMOUNT
-------------                           -----------                                ------------
  12/05/03         American Public Communications Council                          $  15,808.00
  12/05/03         Columbia-Quantum                                                $   2,500.00
  12/05/03         Valor Telecommunications LLC                                    $   5,525.00
  12/05/03         TeleDirect Telecommunication Group LLC                          $  15,000.00
  12/05/03         The CIT Group Inc                                               $   2,000.00
  12/05/03         TMR, Inc                                                        $  10,000.00
  12/05/03         Opus Real Estate I, LP                                          $  15,649.00
  12/05/03         Taurus Publishing, Inc                                          $  10,000.00
                                                                                   ------------
                                                         Total WAXS Receipts       $  76,482.00
                                                                                   ============

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: December 31, 2003

Bank: Bank of America
Location: Charlotte, NC
Account Name: Restricted Cash
Account Number: 856719

DATE RECEIVED                          DESCRIPTION                              AMOUNT
-------------                          -----------                          -------------
  12/15/03          Interest Received                                       $      875.45
                                                                            -------------
                                                   Total WAXS Receipts      $      875.45
                                                                            =============

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: December 31, 2003

Bank: Bank of America (Nations Funds)
Location: Charlotte, NC
Account Name: Money Market
Account Number: 851018

DATE RECEIVED                          DESCRIPTION                              AMOUNT
-------------                          -----------                          -------------
   12/31/03         Interest Received                                       $   15,412.03
                                                                            -------------
                                                   Total WAXS Receipts      $   15,412.03
                                                                            =============

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: December 31, 2003

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-19648

DATE RECEIVED                          DESCRIPTION                              AMOUNT
-------------                          -----------                          -------------
  12/31/03          Interest Received                                       $    3,910.68
                                                                            -------------
                                                   Total WAXS Receipts      $    3,910.68
                                                                            =============

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: December 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE DISBURSED                                   DESCRIPTION                                AMOUNT
--------------                                   -----------                            --------------
   12/01/03             Merrill Lynch                                                   $       153.94
   12/01/03             WorldxChange - Xfer Nov. Collections                            $     1,370.91
   12/01/03             CommNet - Xfer Nov. Collections                                 $    10,705.60
   12/01/03             EZ-Com Technologies                                             $    13,000.00
   12/01/03             FCI - Xfer Nov. FC-UK Distribution                              $ 5,613,249.18
   12/03/03             Bank Fees                                                       $        30.00
   12/30/03             Merrill Lynch                                                   $       230.91
                                                                                        --------------
                                                            Total WAXS Disbursements    $ 5,638,740.54
                                                                                        ==============

Less: Disbursements made to or on behalf of Parent or Affiliates.

Facilicom
   12/01/03             EZ-Com Technologies                                             $    13,000.00
   12/01/03             FCI - Xfer Nov. FC-UK Distribution                              $ 5,613,249.18

World Access Telecommunication Group, Inc.
   12/01/03             CommNet - Xfer Nov. Collections                                 $    10,705.60

WorldxChange
   12/01/03             WorldxChange - Xfer Nov. Collections                            $     1,370.91

                                                                                        --------------
                                                            Total Affiliate Payments    $ 5,638,325.69

                                                                                        --------------
                                                            Total WAXS Disbursements    $       414.85
                                                                                        ==============

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: December 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED           CHECK NUMBER                  DESCRIPTION                              AMOUNT
--------------           ------------                  -----------                           -----------
   12/01/03              Void ck#36528      Winstead Sechrest & Minick                       $ (4,680.88)
   12/01/03                  36856          Apollo Consulting                                $  2,000.00
   12/01/03                  36857          North Atlanta Realty Acquisition                 $ 31,356.72
   12/05/03                  36858          Atlanta Journal-Consitution                      $    155.24
   12/05/03                  36859          Debra Dawn                                       $    882.64
   12/05/03                  36860          Federal Express                                  $     78.79
   12/05/03                  36861          Lanier Parking                                   $    550.00
   12/05/03                  36862          MCI Worldcom                                     $  2,876.73
   12/05/03                  36863          Metlife                                          $  5,885.92
   12/05/03                  36864          SBC-Pacbell                                      $     96.03
   12/05/03                  36865          Poorman-Douglas                                  $  1,972.76
   12/05/03                  36866          Royal Cup Coffee                                 $    130.91
   12/05/03                  36867          Kamran Saeed                                     $    700.00
   12/05/03                  36868          United Healthcare                                $  6,748.87
   12/05/03                  36869          Winstead Sechrest & Minick                       $  3,582.88
   12/12/03                  36870          Debra Dawn                                       $    753.57
   12/12/03                  36871          Ernst & Young LLP                                $ 28,623.40
   12/12/03                  36872          Federal Express                                  $    233.38
   12/12/03                  36873          H. Peter Gant                                    $  1,027.65
   12/12/03                  36874          HSBC Bank USA                                    $  5,250.00
   12/12/03                  36875          Judco Management                                 $  8,625.00
   12/12/03                  36876          MCI Worldcom                                     $     80.66
   12/12/03                  36877          Nextel Communications                            $    221.43
   12/12/03                  36878          SBC-Pacbell                                      $    403.24
   12/12/03                  36879          Kamran Saeed                                     $    250.00
   12/12/03                  36880          Velocity Express                                 $      6.79
   12/17/03                  36881          Copier Solutions                                 $    495.00
   12/17/03                  36882          J. Smith Lanier                                  $  4,980.00
   12/17/03                  36883          Katherine Levesque                               $    150.00
   12/17/03                  36884          Levine & Block                                   $156,007.10
   12/17/03                  36885          Osborne-Clarke                                   $  1,608.44
   12/17/03                  36886          Kamran Saeed                                     $    250.00
   12/17/03                  36887          San Diego Gas & Electric                         $    292.91
   12/17/03                  36888          State Compensation Insurance Fund                $  1,266.83
   12/17/03                  36889          Mark Warner                                      $  5,000.00
   12/19/03                  36890          H. Peter Gant                                    $  1,724.84
   12/19/03                  36891          Winstead Sechrest & Minick                       $  5,372.76
   12/23/03                  36892          Vanguard Archives                                $    666.13
   12/23/03                  36893          Armstrong Teasdale                               $  1,817.20
   12/23/03                  36894          Federal Express                                  $    199.17
   12/23/03                  36895          Latham & Watkins Schon Nolte                     $  3,350.48

                             OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: December 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED           CHECK NUMBER                       DESCRIPTION                       AMOUNT
--------------           ------------                       -----------                     -----------
   12/23/03                  36896          Sean Moore                                      $    650.00
   12/23/03                  36897          Nextel Communications                           $    592.30
   12/23/03                  36898          Philpot Relocation                              $  1,772.29
   12/23/03                  36899          Kamran Saeed                                    $    250.00
   12/23/03                  36900          Carl Sonne                                      $  2,400.42
   12/23/03                  36901          Winstead Sechrest & Minick                      $ 20,774.25
   12/29/03                  36902          Apollo Consulting                               $  2,000.00
   12/29/03                  36903          Bellsouth                                       $    484.87
   12/29/03                  36904          Continental Stock Transfer & Trust              $    869.79
   12/29/03                  36905          Debra Dawn                                      $  1,415.52
   12/29/03                  36906          Federal Express                                 $    275.92
   12/29/03                  36907          FTI Consulting                                  $ 15,275.78
   12/29/03                  36908          Jenner & Block                                  $ 38,033.55
   12/29/03                  36909          Jenner & Block                                  $ 45,821.41
   12/29/03                  36910          FTI Consulting                                  $  1,975.70
   12/29/03                  36911          Katten Muchin Zavis Roseman                     $  4,448.45
   12/29/03                  36912          Lanier Parking                                  $    550.00
   12/29/03                  36913          Metlife                                         $  5,885.92
   12/29/03                  36914          SBC-Pacbell                                     $    120.95
   12/29/03                  36915          Poorman-Douglas                                 $  1,980.56
   12/29/03                  36916          Royal Cup Coffee                                $    162.95
   12/29/03                  36917          Kamran Saeed                                    $    250.00
   12/29/03                  36918          United Healthcare                               $  6,748.87
   12/29/03                  36919          Winstead Sechrest & Minick                      $  1,180.88
                                                                                            -----------
                                                                                 Total      $434,912.97

Less: Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
   12/01/03                  36857          North Atlanta Realty Acquisition                $ 31,356.72

Facilicom
   12/12/03                  36875          Judco Management                                $  8,625.00

World Access Telecommunication Group, Inc.
   12/01/03              Void ck#36528      Winstead Sechrest & Minick                      $ (4,680.88)
   12/05/03                  36869          Winstead Sechrest & Minick                      $  3,582.88
   12/19/03                  36891          Winstead Sechrest & Minick                      $  5,372.76
   12/23/03                  36892          Vanguard Archives                               $    666.13

                             OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: December 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED           CHECK NUMBER                       DESCRIPTION                       AMOUNT
--------------           ------------                       -----------                     -----------
   12/23/03                  36901          Winstead Sechrest & Minick                      $ 20,774.25
   12/29/03                  36919          Winstead Sechrest & Minick                      $  1,180.88
                                                                                            -----------
                                                                 Total Affiliate Payments   $ 66,877.74
                                                                                            -----------
                                                                 Total WAXS Disbursements   $368,035.23
                                                                                            ===========

                             OPERATING REPORT Page 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: December 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 03299944407

DATE DISBURSED           CHECK NUMBER                       DESCRIPTION                       AMOUNT
--------------           ------------                       -----------                     -----------
   12/03/03                Multiple            Payroll Checks                               $ 41,322.64
   12/17/03                Multiple            Payroll Checks                               $ 40,806.86
   12/30/03                Multiple            Payroll Checks                               $ 40,254.62
                                                                                            -----------
                                                            Total WAXS Disbursements        $122,384.12
                                                                                            ===========

                            OPERATING REPORT Page 10

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: December 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 0751301149

DATE DISBURSED                             DESCRIPTION                                 AMOUNT
--------------                             -----------                              -----------
   12/03/03          Payroll Taxes                                                  $ 15,543.07
   12/17/03          Payroll Taxes                                                  $ 16,884.52
   12/30/03          Payroll Taxes                                                  $ 16,611.09
   12/25/03          Processing Fees                                                $    534.98
                                                                                    -----------
                                                   Total WAXS Disbursements         $ 49,573.66
                                                                                    ===========

                            OPERATING REPORT Page 11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: December 31, 2003

STATEMENT OF INVENTORY

  Beginning Inventory                                         $            -
  Add: purchases                                              $            -
  Less: goods sold                                            $            -
                                                              --------------
  Ending inventory                                            $            -
                                                              ==============

PAYROLL INFORMATION STATEMENT

  Gross payroll for this period                               $   171,807.65
  Payroll taxes due but unpaid                                $            -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                              DATE REGULAR             AMOUNT OF               NUMBER OF                   AMOUNT OF
NAME OF CREDITOR/LESSOR      PAYMENT IS DUE         REGULAR PAYMENT      PAYMENTS DELINQUENT          PAYMENTS DELINQUENT
-----------------------      --------------         ----------------     --------------------         -------------------
  Xerox Corporation             Monthly                $ 1,247.84                 10                       $ 12,478.40

                            OPERATING REPORT Page 12

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: December 31, 2003

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                 3RD PARTY       INTERCOMPANY         TOTAL
                                                 --------------    --------------    --------------
     Beginning of month balance                  $            -    $13,865,382.27    $13,865,382.27
     Add: sales on account                       $            -    $            -    $            -
             expenses paid for affiliate         $            -    $    79,877.74    $    79,877.74
             cash advanced to affiliate          $            -    $            -    $            -
     Less: collections                           $            -    $            -    $            -
                                                 --------------    --------------    --------------
     End of month balance                        $            -    $13,945,260.01    $13,945,260.01
                                                 ==============    ==============    ==============

0-30 Days     31-60 Days    61-90 Days   Over 90 Days     End of Month Total
---------     ----------    ----------   ------------     ------------------
$       -     $        -    $        -   $          -     $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                     3RD PARTY       INTERCOMPANY         TOTAL
                                                  --------------    --------------    --------------
Beginning of month balance                        $ 1,951,044.91    $27,965,668.94    $29,916,713.85
Add: sales on account                             $   317,348.40    $            -    $   317,348.40
        Cash received on behalf of Affiliate      $            -    $            -    $            -
        Cash received from Affiliate              $            -    $            -    $            -
Less: payments                                    $  (540,407.86)   $(5,625,325.69)   $(6,165,733.55)
                                                  --------------    --------------    --------------

End of month balance                              $ 1,727,985.45    $22,340,343.25    $24,068,328.70
                                                  ==============    ==============    ==============

 0-30 Days     31-60 Days   61-90 Days     Over 90 Days     End of Month Total
 ---------     ----------   ----------     ------------     ------------------
$97,443.13    $ 34,446.83   $ 89,974.48   $ 1,506,121.01    $     1,727,985.45

                            OPERATING REPORT Page 13

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: December 31, 2003

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

      1.   Federal income taxes              Yes (X)                  No ( )

      2.   FICA withholdings                 Yes (X)                  No ( )

      3.   Employee's withholdings           Yes (X)                  No ( )

      4.   Employer's FICA                   Yes (X)                  No ( )

      5.   Federal unemployment taxes        Yes (X)                  No ( )

      6.   State income tax                  Yes (X)                  No ( )

      7.   State employee withholdings       Yes (X)                  No ( )

      8.   All other state taxes                 See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 14

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                     ___________________________________________
                                     For the Debtor In Possession

                                     Henry C. Lyon
                                     Designated Officer

                            OPERATING REPORT Page 15

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: January 31, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                                           $  15,414,102.56

RECEIPTS:
     1. Receipts from Operations                                            $              -
     2. Other Receipts                                                      $      22,646.45
        Preference Action Collections                                       $      29,827.18
        Other receipts (Received on behalf of Affiliates)                   $              -
                                                                            ----------------

TOTAL RECEIPTS                                                              $      52,473.63

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                        $      58,974.27
         b. Others                                                          $      72,647.84
     4. Taxes
         a. Federal Income Taxes                                            $      41,497.59
         b. FICA Withholdings                                               $      15,294.02
         c. Employee's withholdings                                         $         974.33
         d. Employer's FICA                                                 $      15,294.01
         e. Federal Unemployment Taxes                                      $         568.00
         f. State Income Tax                                                $      10,533.59
         g. State Employee withholdings                                     $              -
         h. All other state taxes                                           $       2,421.00

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                     $      16,407.00
         b. Utilities                                                       $       7,174.74
         c. Insurance                                                       $       2,849.37
         d. Merchandise bought for manufacture or sell                      $              -
         e. Other necessary expenses                                                       -
            Professional and Bankruptcy Court Related Fees and Expenses     $      93,799.14
            Employee Expenses                                               $       4,049.00
            Office Supplies & Expenses                                      $       2,463.97
            Other                                                           $       8,125.02
                                                                            ----------------

TOTAL DISBURSEMENTS                                                         $     353,072.89
Add:  Disbursements made on behalf of Parent or Affiliates                  $      31,965.73
                                                                            ----------------
ADJUSTED TOTAL DISBURSEMENTS                                                $     385,038.62
                                                                            ----------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                         $    (332,564.99)

ENDING BALANCE IN Bank of America - Master 03751046297                      $      89,692.97
ENDING BALANCE IN Bank of America - Disbursement 03299976144                $     453,142.86
ENDING BALANCE IN Bank of America - Payroll 03299944407                     $      91,796.05
ENDING BALANCE IN Bank of America - Payroll Taxes 03751301149               $      63,651.23
ENDING BALANCE IN Bank of America - Money Market 851018                     $   7,717,682.60
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                   $   5,251,890.32
ENDING BALANCE IN Bank of America - Restricted Cash                         $   1,408,691.54
ENDING BALANCE IN Chase Manhattan Bank - FISC 719-1-362214                  $       4,990.00
                                                                            ----------------
ENDING BALANCE IN ALL ACCOUNTS                                              $  15,081,537.57
                                                                            ================

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: January 31, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED                             DESCRIPTION                              AMOUNT
-------------                             -----------                           -----------
   01/05/04         Bill Nipper                                                 $     55.00
   01/05/04         Premier Financial Corporation                               $  7,149.00
   01/05/04         Liberty Mutual                                              $    690.00
   01/05/04         Thornton Grout Finnigan                                     $    162.13
   01/05/04         ARK CLO Ltd                                                 $  5,000.00
   01/05/04         Manchester Technologies                                     $  7,166.00
   01/05/04         Edwin Schklar                                               $ 12,800.00
   01/15/04         KDDI America, Inc.                                          $  3,374.18
   01/15/04         Bill Nipper                                                 $     55.00
   01/15/04         Telcordia Technologies                                      $  7,138.00
                                                                                -----------
                                                        Total WAXS Receipts     $ 43,589.31
                                                                                ===========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: January 31, 2004

Bank: Bank of America
Location: Charlotte, NC
Account Name: Restricted Cash
Account Number: 856719

DATE RECEIVED                         DESCRIPTION                       AMOUNT
-------------                         -----------                      ---------
  01/14/04          Interest Received                                  $  844.71
                                                                       ---------
                                                Total WAXS Receipts    $  844.71
                                                                       =========

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: January 31, 2004

Bank: Bank of America (Nations Funds)
Location: Charlotte, NC
Account Name: Money Market
Account Number: 851018

DATE RECEIVED                         DESCRIPTION                       AMOUNT
-------------                         -----------                      ---------
  01/30/04          Interest Received                                  $4,384.22
                                                                       ---------
                                                Total WAXS Receipts    $4,384.22
                                                                       =========

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: January 31, 2004

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-19648

DATE RECEIVED                         DESCRIPTION                       AMOUNT
-------------                         -----------                      ---------
  01/30/04          Interest Received                                  $3,655.39
                                                                       ---------
                                                Total WAXS Receipts    $3,655.39
                                                                       =========

                             OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: January 31, 2004

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297

DATE DISBURSED                DESCRIPTION                  AMOUNT
--------------                -----------                  ------
   01/02/04       EZ-Com Technologies                    $ 13,000.00
   01/05/04       Bank Fees                              $     30.00
   01/30/04       Merrill Lynch                          $    153.94
                                                         -----------
                          Total WAXS Disbursements       $ 13,183.94
                                                         ===========

Less: Disbursements made to or on behalf of Parent or Affiliates.

Facilicom

   01/02/04       EZ-Com Technologies                    $ 13,000.00
                                                         -----------
                          Total Affiliate Payments       $ 13,000.00
                                                         -----------
                          Total WAXS Disbursements       $    183.94
                                                         ===========

                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: January 31, 2004

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297

DATE DISBURSED    CHECK NUMBER              DESCRIPTION                      AMOUNT
--------------    ------------              -----------                      ------
   01/02/04        Void 36918   United Healthcare                        $  (6,748.87)
   01/02/04             36920   N. Atlanta Realty Acquisition            $   9,674.60
   01/09/04             36921   AT&T                                     $      38.31
   01/09/04             36922   Fedex                                    $     718.23
   01/09/04             36923   MCI Worldcom                             $      74.53
   01/09/04             36924   Kamran Saeed                             $     500.00
   01/09/04             36925   San Diego Gas & Electric                 $     278.00
   01/15/04             36926   BellSouth                                $   1,545.78
   01/15/04             36927   Copier Solutions                         $     495.00
   01/15/04             36928   Debra Dawn                               $   1,475.72
   01/15/04             36929   Fedex                                    $     151.34
   01/15/04             36930   H. Peter Gant                            $     204.06
   01/15/04             36931   Gardner, Carton & Douglas                $   1,630.94
   01/15/04             36932   Judco Management, Inc.                   $   8,625.00
   01/15/04             36933   Katten Muchin Zavis Roseman              $   8,278.73
   01/15/04             36934   Martin B. Kopf                           $     262.50
   01/15/04             36935   Katherine Levesque                       $     372.48
   01/15/04             36936   Nextel Communications                    $     231.97
   01/15/04             36937   SBC-Pacbell                              $     496.70
   01/15/04             36938   Kamran Saeed                             $     500.00
   01/15/04             36939   San Diego Police Department              $      95.00
   01/15/04             36940   State Compensation Insurance Fund        $     349.00
   01/15/04             36941   Verizon Select Services                  $     162.50
   01/15/04             36942   Mark Warner                              $   5,000.00
   01/21/04             36943   Vanguard Archives                        $     666.13
   01/21/04             36944   Armstrong Teasdale, LLP                  $   2,962.08
   01/21/04             36945   CT Corporation System                    $     280.00
   01/21/04             36946   Debra Dawn                               $   1,052.62
   01/21/04             36947   Fedex                                    $     118.96
   01/21/04             36948   Katten Muchin Zavis Roseman              $   9,644.59
   01/21/04             36949   MCI Worldcom                             $   2,278.17
   01/21/04             36950   MCI Worldcom                             $   1,422.14
   01/21/04             36951   Kamran Saeed                             $     250.00
   01/29/04             36952   State Compensation Insurance Fund        $   1,266.83
   01/29/04             36953   MDC-Mark II                              $  16,407.00
   01/29/04             36954   BellSouth                                $     452.60
   01/29/04             36955   Debra Dawn                               $     944.12
   01/29/04             36956   Fact Finders Group                       $   4,940.67
   01/29/04             36957   Lamberth, Cifelli, Stokes & Stout, P.A.  $   4,936.23
   01/29/04             36959   McKenna Long & Aldridge                  $  61,405.90
   01/29/04             36960   Nextel Communications                    $     356.54

                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: January 31, 2004

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297

DATE DISBURSED    CHECK NUMBER              DESCRIPTION                      AMOUNT
--------------    ------------              -----------                      ------
   01/29/04             36961   Philpot Relocation                       $     794.51
   01/29/04             36962   Royal Cup Coffee                         $      60.93
   01/29/04             36963   Kamran Saeed                             $     250.00
   01/29/04             36964   United Healthcare                        $   7,982.41
                                                                         ------------
                                        Total                            $ 152,883.95

Less: Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
   01/02/04             36920   N. Atlanta Realty Acquisition            $   9,674.60

Facilicom
   01/15/04             36932   Judco Management, Inc.                   $   8,625.00

World Access Telecommunication Group, Inc.
   01/21/04             36943   Vanguard Archives                        $     666.13
                                                                         ------------
                                        Total Affiliate Payments         $  18,965.73
                                                                         ------------
                                        Total WAXS Disbursements         $ 133,918.22
                                                                         ============

                            OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: January 31, 2004

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297

DATE DISBURSED    CHECK NUMBER              DESCRIPTION                      AMOUNT
--------------    ------------              -----------                      ------
   01/13/04         Multiple    Payroll Checks                           $  38,736.08
   01/27/04         Multiple    Payroll Checks                           $  92,886.03
                                                                         ------------
                                        Total WAXS Disbursements         $ 131,622.11
                                                                         ============

                            OPERATING REPORT Page 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: January 31, 2004

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297

DATE DISBURSED    CHECK NUMBER              DESCRIPTION                      AMOUNT
--------------    ------------              -----------                      ------
   01/13/04       Payroll Taxes                                          $  24,008.35
   01/27/04       Payroll Taxes                                          $  62,420.25
   01/30/04       Processing Fees                                        $     920.02
                                                                         ------------
                                        Total WAXS Disbursements         $  87,348.62
                                                                         ============

                            OPERATING REPORT Page 10

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: January 31, 2004

STATEMENT OF INVENTORY
    Beginning Inventory             $        --
    Add: purchases                  $        --
    Less: goods sold                $        --
                                    -----------
    Ending inventory                $        --
                                    ===========
PAYROLL INFORMATION STATEMENT
    Gross payroll for this period   $218,204.65
    Payroll taxes due but unpaid    $        --

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                          DATE REGULAR      AMOUNT OF           NUMBER OF             AMOUNT OF
NAME OF CREDITOR/LESSOR  PAYMENT IS DUE  REGULAR PAYMENT   PAYMENTS DELINQUENT   PAYMENTS DELINQUENT
-----------------------  --------------  ----------------  --------------------  -------------------
Xerox Corporation           Monthly         $ 1,247.84              10               $ 12,478.40

                            OPERATING REPORT Page 11

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: January 31, 2004

STATEMENT OF AGED RECEIVABLES

                                       3RD PARTY      INTERCOMPANY         TOTAL
                                       ---------     --------------   --------------
ACCOUNTS RECEIVABLE
    Beginning of month balance           $  -        $13,945,260.01   $13,945,260.01
    Add: sales on account                $  -        $            -   $            -
         expenses paid for affiliate     $  -        $    31,965.73   $    31,965.73
         cash advanced to affiliate      $  -        $            -   $            -
    Less: collections                    $  -        $            -   $            -
                                         ----        --------------   --------------
    End of month balance                 $  -        $13,977,225.74   $13,977,225.74
                                         ====        ==============   ==============

0-30 Days  31-60 Days  61-90 Days  Over 90 Days  End of Month Total
---------  ----------  ----------  ------------  ------------------
   $ -        $ -         $ -           $ -             $ -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                 3RD PARTY       INTERCOMPANY         TOTAL
                                               --------------   --------------   --------------
Beginning of month balance                     $ 1,727,985.45   $22,340,343.25   $24,068,328.70
Add: sales on account                          $   748,516.65   $            -   $   748,516.65
        Cash received on behalf of Affiliate   $            -   $            -   $            -
        Cash received from Affiliate           $            -   $            -   $            -
Less: payments                                 $  (353,072.89)  $            -   $  (353,072.89)
                                               --------------   --------------   --------------
End of month balance                           $ 2,123,429.21   $22,340,343.25   $24,463,772.46
                                               ==============   ==============   ==============

  0-30 Days     31-60 Days    61-90 Days     Over 90 Days    End of Month Total
  ---------     ----------    ----------     ------------    ------------------
$ 493,688.21    $ 74,298.68   $ 34,446.83   $ 1,520,995.49     $ 2,123,429.21

                            OPERATING REPORT Page 12

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: January 31, 2004

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.    Federal income taxes              Yes (X)          No ( )

       2.    FICA withholdings                 Yes (X)          No ( )

       3.    Employee's withholdings           Yes (X)          No ( )

       4.    Employer's FICA                   Yes (X)          No ( )

       5.    Federal unemployment taxes        Yes (X)          No ( )

       6.    State income tax                  Yes (X)          No ( )

       7.    State employee withholdings       Yes (X)          No ( )

       8.    All other state taxes                 See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 13

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                        ________________________________________
                                        For the Debtor In Possession

                                        Henry C. Lyon
                                        Designated Officer

                            OPERATING REPORT Page 14

                      IN THE UNITED STATES BANKRUPTCY COURT
                      IN THE UNITED STATES BANKRUPTCY COURT
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                  SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: February 29, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                                          $15,081,537.57

RECEIPTS:
     1. Receipts from Operations                                           $           --
     2. Other Receipts                                                     $    12,181.66
         Preference Action Collections                                     $    16,046.31
         Other receipts (Received on behalf of Affiliates)                 $   160,546.08
                                                                           --------------
TOTAL RECEIPTS                                                             $   188,774.05

DISBURSEMENTS

     3. Net Payroll
         a. Officers                                                       $    37,056.30
         b. Others                                                         $    40,105.01
     4. Taxes
         a. Federal Income Taxes                                           $    20,898.45
         b. FICA Withholdings                                              $     8,610.49
         c. Employee's withholdings                                        $       153.94
         d. Employer's FICA                                                $     8,610.49
         e. Federal Unemployment Taxes                                     $        40.00
         f. State Income Tax                                               $     5,337.56
         g. State Employee withholdings                                    $       393.79
         h. All other state taxes                                          $       111.00

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                    $           --
         b. Utilities                                                      $     7,343.09
         c. Insurance                                                      $    16,109.05
         d. Merchandise bought for manufacture or sell                     $           --
         e. Other necessary expenses                                                   --
            Professional and Bankruptcy Court Related Fees and Expenses    $   389,439.04
            Employee Expenses                                              $     7,635.85
            Office Supplies & Expenses                                     $     4,869.55
            Other                                                          $    39,248.83
                                                                           --------------

TOTAL DISBURSEMENTS                                                        $   585,962.44
Add:  Disbursements made on behalf of Parent or Affiliates                 $    51,204.09
                                                                           --------------
ADJUSTED TOTAL DISBURSEMENTS                                               $   637,166.53
                                                                           --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                        $  (448,392.48)

ENDING BALANCE IN Bank of America - Master 03751046297                     $   253,561.42
ENDING BALANCE IN Bank of America - Disbursement 03299976144               $   156,559.76
ENDING BALANCE IN Bank of America - Payroll 03299944407                    $    89,634.74
ENDING BALANCE IN Bank of America - Payroll Taxes 03751301149              $    69,135.79
ENDING BALANCE IN Bank of America - Money Market 851018                    $ 8,803,954.57
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                  $ 5,255,308.81
ENDING BALANCE IN Chase Manhattan Bank - FISC 719-1-362214                 $     4,990.00
                                                                           --------------
ENDING BALANCE IN ALL ACCOUNTS                                             $14,633,145.09
                                                                           ==============

                            OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: February 29, 2004

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297

DATE RECEIVED               DESCRIPTION                 AMOUNT
-------------               -----------                 ------
  02/26/04     Greg Somers                            $  5,000.00
  02/26/04     Emerson Communications                 $ 11,682.44
  02/26/04     Apollo Consulting LLC                  $  8,546.31
  02/26/04     Jones Boys Sales Promotion Co.         $  2,000.00
  02/26/04     Borland                                $  7,500.00
  02/26/04     B. Bruce Johnson                       $  2,500.00
  02/26/04     Specialty Outsourcing Solutions Ltd.   $  3,000.00
  02/26/04     Apto Solutions                         $    405.00
  02/26/04     Arc Phone Canada                       $ 68,181.82
  02/26/04     Arc Phone Canada                       $ 68,181.82
  02/26/04     Bill Nipper                            $     55.00
                                                      -----------
                       Total WAXS Receipts            $177,052.39
                                                      ===========

Less:  Receipts made to or on behalf of Affiliates.

Facilicom
  02/26/04     Emerson Communications                 $ 11,682.44
  02/26/04     Arc Phone Canada                       $ 68,181.82
  02/26/04     Arc Phone Canada                       $ 68,181.82

World Access Telecommunication Group, Inc.
  02/26/04     Greg Somers                            $  5,000.00
  02/26/04     Jones Boys Sales Promotion Co.         $  2,000.00
  02/26/04     B. Bruce Johnson                       $  2,500.00
  02/26/04     Specialty Outsourcing Solutions Ltd.   $  3,000.00
                                                      -----------
                       Total Affiliate Receipts       $160,546.08
                                                      -----------
                       Total WAXS Receipts            $ 16,506.31
                                                      ===========

                            OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: February 29, 2004

Bank:  Bank of America (Nations Funds)
Location:  Charlotte, NC
Account Name:  Money Market
Account Number:  851018

DATE RECEIVED         DESCRIPTION                       AMOUNT
-------------         -----------                       ------
  02/27/04     Interest Received                      $  7,207.34
                                                      -----------
                       Total WAXS Receipts            $  7,207.34
                                                      ===========

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: February 29, 2004

Bank:  Bank of America
Location:  Charlotte, NC
Account Name:  Restricted Cash
Account Number:  856719

DATE RECEIVED               DESCRIPTION                 AMOUNT
-------------               -----------                 ------
  02/13/04     Interest Income                        $    821.74
  02/20/04     Interest Income                        $    137.04
  02/27/04     Interest Income                        $    137.05
                                                      -----------
                       Total WAXS Receipts            $  1,095.83
                                                      ===========

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: February 29, 2004

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-19648

DATE RECEIVED               DESCRIPTION                 AMOUNT
-------------               -----------                 ------
  02/27/04     Interest Received                      $  3,418.49
                                                      -----------
                       Total WAXS Receipts            $  3,418.49
                                                      ===========

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: February 29, 2004

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297

DATE RECEIVED               DESCRIPTION                 AMOUNT
-------------               -----------                 ------
  02/02/04     EZ-Com Technologies                    $ 13,000.00
  02/03/04     Bank Fees                              $     30.00
  02/25/04     Merrill Lynch                          $    153.94
                                                      -----------
                       Total WAXS Disbursements       $ 13,183.94
                                                      ===========

Less:  Disbursements made to or on behalf of Parent or Affiliates.

Facilicom
  02/02/04     EZ-Com Technologies                    $ 13,000.00
                                                      -----------
                       Total Affiliate Payments       $ 13,000.00
                                                      -----------
                       Total WAXS Disbursements       $    183.94
                                                      ===========

                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: February 29, 2004

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  03299944407

DATE DISBURSED   CHECK NUMBER              DESCRIPTION              AMOUNT
--------------   ------------              -----------              ------
   02/10/04        Multiple     Payroll Checks                   $ 38,642.74
   02/24/04        Multiple     Payroll Checks                   $ 38,518.57
                                                                 -----------
                                      Total WAXS Disbursements   $ 77,161.31
                                                                 ===========

                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: February 29, 2004

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144

DATE DISBURSED  CHECK NUMBER                DESCRIPTION                      AMOUNT
--------------  ------------                -----------                      ------
   02/01/04        36965      Apollo Consulting                         $     2,000.00
   02/01/04        36966      North Atlanta Realty Acquisition          $     8,828.74
   02/06/04        36967      AT&T                                      $        10.19
   02/06/04        36968      Continental Stock Transfer & Trust Co.    $       671.88
   02/06/04        36969      Debra Dawn                                $     1,115.86
   02/06/04        36970      Federal Express                           $       378.89
   02/06/04        36971      FTI Consulting                            $    19,612.00
   02/06/04        36972      Gardner, Carton & Douglas                 $     1,531.56
   02/06/04        36973      Jenner & Block                            $    30,800.14
   02/06/04        36975      Lanier Parking System                     $       550.00
   02/06/04        36976      McKenna Long & Aldridge                   $    18,603.39
   02/06/04        36977      Metropolitan Life Insurance Co.           $     6,281.74
   02/06/04        36978      SBC-Pacbell                               $       216.08
   02/06/04        36979      Kamran Saeed                              $       250.00
   02/06/04        36980      United Healthcare                         $     7,982.41
   02/06/04        36981      Winstead Sechrest & Minick                $    11,790.16
   02/06/04        36982      Judco Management                          $     1,200.00
   02/06/04        36983      Continental Stock Transfer & Trust Co.    $       200.00
   02/13/04        36984      BellSouth                                 $     1,985.44
   02/13/04        36985      Virginia Cook                             $       240.13
   02/13/04        36986      Debra Dawn                                $       930.90
   02/13/04        36987      Federal Express                           $        21.90
   02/13/04        36988      Katherine Levesque                        $       574.06
   02/13/04        36989      MCI Worldcom                              $     2,474.60
   02/13/04        36990      MCI Worldcom                              $        53.33
   02/13/04        36991      SBC-Pacbell                               $       393.05
   02/13/04        36992      Kamran Saeed                              $       250.00
   02/13/04        36993      San Diego Gas & Electric                  $       280.98
   02/13/04        36994      Mark Warner                               $     5,000.00
   02/20/04        36995      Vanguard Archives                         $       666.13
   02/20/04        36996      Armstrong Teasdale LLP                    $       739.12
   02/20/04        36997      Continental Stock Transfer & Trust Co.    $     1,110.55
   02/20/04        36998      Dan Martin Flowers                        $        63.08
   02/20/04        36999      Debra Dawn                                $     2,106.45
   02/20/04        37000      Ernst & Young LLP                         $     4,737.16
   02/20/04        37001      Federal Express                           $       548.90
   02/20/04        37002      FTI Consulting                            $     9,554.40
   02/20/04        37003      H. Peter Gant                             $     1,379.81
   02/20/04        37004      Judco Management                          $     8,625.00
   02/20/04        37005      Katten Muchin Zavis Roseman               $    12,480.72
   02/20/04        37006      Katherine Levesque                        $       189.19

                            OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: February 29, 2004

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144

DATE DISBURSED  CHECK NUMBER                DESCRIPTION                      AMOUNT
--------------  ------------                -----------                      ------
   02/20/04        37007      Levine & Block                            $    72,458.73
   02/20/04        37008      Nextel Communications                     $       230.81
   02/20/04        37009      Philpot Relocation                        $       918.34
   02/20/04        37010      Kamran Saeed                              $       250.00
   02/20/04        37011      Carl Sonne                                $     1,099.45
   02/20/04        37012      State Compensation Insurance Fund         $     1,844.90
   02/20/04        37013      Velocity Express                          $        12.36
   02/20/04        37014      Winstead Sechrest & Minick                $     7,094.06
   02/27/04        37015      Alston & Bird LLP                         $   123,642.34
   02/27/04        37016      BellSouth                                 $     1,698.61
   02/27/04        37017      Federal Express                           $       254.22
   02/27/04        37018      Levine & Block                            $    86,553.00
   02/27/04        37019      Nowalsky, Bronston & Gothard              $     8,726.48
   02/27/04        37020      Royal Cup Coffee                          $       121.86
   02/27/04        37021      Kamran Saeed                              $       250.00
                                                                        --------------
                                     Total                              $   471,583.10

Less:  Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
   02/01/04        36966      North Atlanta Realty Acquisition          $     8,828.74

Facilicom
   02/06/04        36982      Judco Management                          $     1,200.00
   02/20/04        37004      Judco Management                          $     8,625.00

World Access Telecommunication Group, Inc.

   02/06/04        36981      Winstead Sechrest & Minick                $    11,790.16
   02/20/04        36995      Vanguard Archives                         $       666.13
   02/20/04        37014      Winstead Sechrest & Minick                $     7,094.06
                                                                        --------------
                                     Total Affiliate Payments           $    38,204.09
                                                                        --------------
                                     Total WAXS Disbursements           $   433,379.01
                                                                        ==============

                            OPERATING REPORT Page 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: February 29, 2004

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  0751301149

DATE DISBURSED            DESCRIPTION               AMOUNT
--------------            -----------               ------
   02/10/04      Payroll Taxes                   $ 22,424.31
   02/24/04      Payroll Taxes                   $ 21,577.47
   02/26/04      Processing Fees                 $    513.66
                                                 -----------
                     Total WAXS Disbursements    $ 44,515.44
                                                 ===========

                            OPERATING REPORT Page 10

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                    For the Month Ending: February 29, 2004

Bank:  Bank of America
Location:  Charlotte, NC
Account Name:  Restricted Cash
Account Number:  856719

DATE RECEIVED        DESCRIPTION                   AMOUNT
-------------        -----------                   ------
  02/27/04       Line of Credit Fees            $ 30,722.74
                                                -----------
                      Total WAXS Receipts       $ 30,722.74
                                                ===========

                            OPERATING REPORT Page 11

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: February 29, 2004

STATEMENT OF INVENTORY

   Beginning Inventory                $          -
   Add: purchases                     $          -
   Less: goods sold                   $          -
                                      ------------
   Ending inventory                   $          -
                                      ============
PAYROLL INFORMATION STATEMENT

    Gross payroll for this period     $ 121,317.03
    Payroll taxes due but unpaid      $          -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                          DATE REGULAR      AMOUNT OF          NUMBER OF             AMOUNT OF
NAME OF CREDITOR/LESSOR  PAYMENT IS DUE  REGULAR PAYMENT  PAYMENTS DELINQUENT   PAYMENTS DELINQUENT
-----------------------  --------------  ---------------  -------------------   -------------------
   Xerox Corporation        Monthly        $ 1,247.84             10                $ 12,478.40

                            OPERATING REPORT Page 12

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: February 29, 2004

STATEMENT OF AGED RECEIVABLES

                                             3RD PARTY      INTERCOMPANY        TOTAL
                                             --------      --------------   --------------
ACCOUNTS RECEIVABLE
    Beginning of month balance               $      -      $13,977,225.74   $13,977,225.74
    Add: sales on account                    $      -      $            -   $            -
            expenses paid for affiliate      $      -      $    51,204.09   $    51,204.09
            cash advanced to affiliate       $      -      $            -   $            -
    Less: collections                        $      -      $            -   $            -
                                             --------      --------------   --------------
    End of month balance                     $      -      $14,028,429.83   $14,028,429.83
                                             ========      ==============   ==============

0-30 Days    31-60 Days   61-90 Days   Over 90 Days    End of Month Total
---------    ----------   ----------   ------------    ------------------
   $ -           $ -          $ -           $ -               $ -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                             3RD PARTY      INTERCOMPANY        TOTAL
                                          --------------   --------------   --------------
Beginning of month balance                $ 2,123,429.21   $22,340,343.25   $24,463,772.46
Add: sales on account                     $   216,456.65   $            -   $   216,456.65
    Cash received on behalf of Affiliate  $            -   $   160,546.08   $   160,546.08
    Cash received from Affiliate          $            -   $            -   $            -
Less: payments                            $  (585,962.44)  $            -   $  (585,962.44)
                                          --------------   --------------   --------------
End of month balance                      $ 1,753,923.42   $22,500,889.33   $24,254,812.75
                                          ==============   ==============   ==============

 0-30 Days    31-60 Days   61-90 Days   Over 90 Days    End of Month Total
 ---------    ----------   ----------   ------------    ------------------
$ 38,822.79  $ 85,359.63  $ 74,298.68  $ 1,555,442.32     $ 1,753,923.42

                            OPERATING REPORT Page 13

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: February 29, 2004

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.        Federal income taxes             Yes (X)      No ( )

       2.        FICA withholdings                Yes (X)      No ( )

       3.        Employee's withholdings          Yes (X)      No ( )

       4.        Employer's FICA                  Yes (X)      No ( )

       5.        Federal unemployment taxes       Yes (X)      No ( )

       6.        State income tax                 Yes (X)      No ( )

       7.        State employee withholdings      Yes (X)      No ( )

       8.        All other state taxes               See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 14

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                            ____________________________________
                                            For the Debtor In Possession

                                            Henry C. Lyon
                                            Designated Officer

                            OPERATING REPORT Page 15

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: March 31, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                                        $ 14,633,145.09

RECEIPTS:
     1. Receipts from Operations                                         $             -
     2. Other Receipts                                                   $     10,312.34
        Preference Action Collections                                    $     44,000.00
        Other receipts (Received on behalf of Affiliates)                $     60,961.90
                                                                         ---------------

TOTAL RECEIPTS                                                           $    115,274.24

DISBURSEMENTS
     3. Net Payroll
        a. Officers                                                      $     59,270.15
        b. Others                                                        $     72,383.92
     4. Taxes
        a. Federal Income Taxes                                          $     41,258.46
        b. FICA Withholdings                                             $     15,228.93
        c. Employee's with holdings                                      $        153.94
        d. Employer's FICA                                               $     15,228.95
        e. Federal Unemployment Taxes                                    $          8.00
        f. State Income Tax                                              $     11,032.03
        g. State Employee withholdings                                   $        589.21
        h. All other state taxes                                         $          2.50

     5. Necessary Expenses
        a. Rent or mortgage payment(s)                                   $             -
        b. Utilities                                                     $      6,399.85
        c. Insurance                                                     $     14,605.35
        d. Merchandise bought for manufacture or sell                    $             -
        e. Other necessary expenses                                                    -
        Professional and Bankruptcy Court Related Fees and Expenses      $    107,444.17
        Employee Expenses                                                $      5,865.48
        Office Supplies & Expenses                                       $      5,208.67
        Other                                                            $      7,705.64
                                                                         ---------------

TOTAL DISBURSEMENTS                                                      $    362,385.25
Add:  Disbursements made on behalf of Parent or Affiliates               $     54,069.77
                                                                         ---------------
ADJUSTED TOTAL DISBURSEMENTS                                             $    416,455.02

                                                                         ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                      $   (301,180.78)

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access Telecom Group           $    (12,500.00)
NET INTERCOMPANY SWEEPS/TRANSFERS - Facilicom International, L.L.C.      $   (148,046.08)

                                                                         ---------------
NET INTERCOMPANY SWEEPS/TRANSFERS - CURRENT PERIOD                       $   (160,546.08)
                                                                         ---------------

ENDING BALANCE IN Bank of America - Master 03751046297                   $    240,928.04
ENDING BALANCE IN Bank of America - Disbursement 03299976144             $    269,780.21
ENDING BALANCE IN Bank of America - Payroll 03299944407                  $     47,980.67
ENDING BALANCE IN Bank of America - Payroll Taxes 03751301149            $     44,998.33
ENDING BALANCE IN Bank of America - Money Market 851018                  $  8,308,397.78
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                $  5,259,333.20

                                                                         ---------------
ENDING BALANCE IN ALL ACCOUNTS                                           $ 14,171,418.23
                                                                         ===============

                            OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: March 31, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED                  DESCRIPTION                          AMOUNT
-------------                  -----------                          ------
  03/24/04       CSCI, Inc.                                      $  17,000.00
  03/24/04       Bill Nipper                                     $      55.00
  03/24/04       U.S. Treasury                                   $  60,961.90
  03/24/04       U.S. Treasury                                   $   1,789.74
  03/24/04       CSCI, Inc.                                      $  17,000.00
  03/24/04       Cohne, Rappaport & Segal                        $  10,000.00
                                                                 ------------
                                       Total WAXS Receipts       $ 106,806.64
                                                                 ============

Less: Receipts made to or on behalf of Affiliates.

WA Telecom Products Co., Inc.
  03/24/04       U.S. Treasury                                   $  60,961.90

                                                                 ------------
                                  Total Affiliate Receipts       $  60,961.90

                                                                 ------------
                                       Total WAXS Receipts       $  45,844.74
                                                                 ============

                            OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: March 31, 2004

Bank: Bank of America (Nations Funds)
Location: Charlotte, NC
Account Name: Money Market
Account Number: 851018

DATE RECEIVED                        DESCRIPTION                     AMOUNT
-------------                        -----------                     ------
  03/31/04             Interest Received                           $ 4,443.21
                                                                   ----------
                                              Total WAXS Receipts  $ 4,443.21
                                                                   ==========

                            OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: March 31, 2004

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-19648

DATE RECEIVED                       DESCRIPTION                      AMOUNT
-------------                       -----------                      ------
  03/31/04             Interest Received                           $ 4,024.39
                                                                   ----------
                                              Total WAXS Receipts  $ 4,024.39
                                                                   ==========

                            OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: March 31, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE DISBURSED                          DESCRIPTION                      AMOUNT
--------------                          -----------                      ------
   03/02/04             Greg Somers                                   $   5,000.00
   03/02/04             Emerson Communications                        $  11,682.44
   03/02/04             Jones Boys Sales Promotion Co.                $   2,000.00
   03/02/04             B. Bruce Johnson                              $   2,500.00
   03/02/04             Specialty Outsourcing Solutions Ltd.          $   3,000.00
   03/02/04             Arc Phone Canada                              $  68,181.82
   03/02/04             Arc Phone Canada                              $  68,181.82
   03/02/04             EZ-Com Technologies                           $  13,000.00
   03/02/04             EZ-Com Technologies                           $     685.00
   03/04/04             Bank Fees                                     $      30.00
   03/24/04             Merrill Lynch                                 $     153.94
                                                                      ------------
                                            Total WAXS Disbursements  $ 174,415.02
                                                                      ============

Less: Disbursements made to or on behalf of Parent or Affiliates.

Facilicom
   03/02/04             Emerson Communications                        $  11,682.44
   03/02/04             Arc Phone Canada                              $  68,181.82
   03/02/04             Arc Phone Canada                              $  68,181.82
   03/02/04             EZ-Com Technologies                           $  13,000.00
   03/02/04             EZ-Com Technologies                           $     685.00

World Access Telecommunication Group, Inc.
   03/02/04             Greg Somers                                   $   5,000.00
   03/02/04             Jones Boys Sales Promotion Co.                $   2,000.00
   03/02/04             B. Bruce Johnson                              $   2,500.00
   03/02/04             Specialty Outsourcing Solutions Ltd.          $   3,000.00

                                                                      ------------
                                            Total Affiliate Payments  $ 174,231.08

                                                                      ------------
                                            Total WAXS Disbursements  $     183.94
                                                                      ============

                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: March 31, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 03299944407

DATE DISBURSED            CHECK NUMBER               DESCRIPTION               AMOUNT
--------------            ------------               -----------               ------
   03/10/04                 Multiple        Payroll Checks                  $  38,858.70
   03/24/04                 Multiple        Payroll Checks                  $  92,795.37
                                                                            ------------
                                                  Total WAXS Disbursements  $ 131,654.07
                                                                            ============

                            OPERATING REPORT Page 6

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: March 31, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED          CHECK NUMBER                    DESCRIPTION                    AMOUNT
--------------          ------------                    -----------                    ------
   03/02/04                 37022         Apollo Consulting                         $   2,000.00
   03/02/04                 37023         Armstrong Teasdale LLP                    $   1,659.50
   03/02/04                 37024         BellSouth                                 $     477.64
   03/02/04                 37025         CLS Security Electronics                  $      77.85
   03/02/04                 37026         Copier Solutions                          $     495.00
   03/02/04                 37027         Debra Dawn                                $     957.85
   03/02/04                 37028         Federal Express                           $     163.17
   03/02/04                 37029         Jenner & Block                            $  34,217.23
   03/02/04                 37030         McKenna Long & Aldridge                   $  18,815.61
   03/02/04                 37031         North Atlanta Realty Acquisition          $   9,251.67
   03/02/04                 37032         Nextel Communications                     $     323.98
   03/02/04                 37033         SBC-Pacbell                               $     120.94
   03/02/04                 37034         Kamran Saeed                              $     250.00
   03/02/04                 37035         United Healthcare                         $   7,254.69
   03/02/04                 37036         Velocity Express                          $      29.36
   03/02/04                 37037         Winstead Sechrest & Minick                $  17,758.29
   03/02/04                 37038         Metropolitan Life Insurance               $   6,083.83
   03/12/04                 37039         Debra Dawn                                $     808.93
   03/12/04                 37040         Ernst & Young, LLP                        $  22,651.20
   03/12/04                 37041         Federal Express                           $     239.79
   03/12/04                 37042         Gardner, Carton & Douglas                 $     927.39
   03/12/04                 37043         Lanier Parking Systems                    $     550.00
   03/12/04                 37044         MCI Worldcom                              $   2,530.34
   03/12/04                 37045         MCI Worldcom                              $      79.36
   03/12/04                 37046         SBC-Pacbell                               $      95.03
   03/12/04                 37047         Poorman-Douglas Corp.                     $   1,501.39
   03/12/04                 37048         Kamran Saeed                              $     250.00
   03/12/04                 37049         State Compensation Insurance Fund         $   1,266.83
   03/12/04                 37050         U.S. Trustee                              $     500.00
   03/12/04                 37051         U.S. Trustee                              $     250.00
   03/12/04                 37052         U.S. Trustee                              $     500.00
   03/12/04                 37053         U.S. Trustee                              $     750.00
   03/12/04                 37054         U.S. Trustee                              $   8,000.00
   03/12/04                 37055         Mark Warner                               $   5,000.00
   03/19/04                 37056         Vanguard Archives, Inc.                   $     666.13
   03/19/04                 37057         Alston & Bird LLC                         $   2,557.53
   03/19/04                 37058         Debra Dawn                                $   2,414.61
   03/19/04                 37059         Federal Express                           $     205.20
   03/19/04                 37060         Nextel Communications                     $     228.70
   03/19/04                 37061         Nowalsky, Bronston & Gothard              $     739.82
   03/19/04                 37062         SBC-Pacbell                               $     297.28

                            OPERATING REPORT Page 7

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: March 31, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED          CHECK NUMBER                    DESCRIPTION                    AMOUNT
--------------          ------------                    -----------                    ------
   03/19/04                 37063         Kamran Saeed                              $     250.00
   03/19/04                 37064         San Diego Gas & Electric                  $     294.94
   03/19/04                 37065         Winstead Sechrest & Minick                $   2,083.68
   03/26/04                 37066         BellSouth                                 $   1,951.64
   03/26/04                 37067         Continental Stock Transfer & Trust        $     871.26
   03/26/04                 37068         Copier Solutions                          $     495.00
   03/26/04                 37069         Debra Dawn                                $   1,195.69
   03/26/04                 37070         Federal Express                           $     191.29
   03/26/04                 37071         Judco Management                          $   8,625.00
   03/26/04                 37072         Katten Muchin Zavis Roseman               $   9,633.85
   03/26/04                 37073         Katherine Levesque                        $     488.40
   03/26/04                 37074         Osborne Clarke                            $   6,740.65
   03/26/04                 37075         Philpot Relocation Systems                $     620.51
   03/26/04                 37076         Royal Cup Inc                             $     141.50
   03/26/04                 37077         Kamran Saeed                              $     250.00
                                                                                    ------------
                                                                            Total   $ 186,779.55

Less: Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
   03/02/04                 37031         North Atlanta Realty Acquisition          $   9,251.67
   03/12/04                 37053         U.S. Trustee                              $     750.00

Facilicom
   03/12/04                 37052         U.S. Trustee                              $     500.00
   03/26/04                 37071         Judco Management                          $   8,625.00

World Access Telecommunication Group, Inc.
   03/02/04                 37037         Winstead Sechrest & Minick                $  17,758.29
   03/12/04                 37050         U.S. Trustee                              $     500.00
   03/19/04                 37056         Vanguard Archives, Inc.                   $     666.13
   03/19/04                 37065         Winstead Sechrest & Minick                $   2,083.68

WorldxChange
   03/12/04                 37051         U.S. Trustee                              $     250.00

                                                                                    ------------
                                                         Total Affiliate Payments   $  40,384.77

                                                                                    ------------
                                                         Total WAXS Disbursements   $ 146,394.78
                                                                                    ============

                            OPERATING REPORT Page 8

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: March 31, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 0751301149

DATE DISBURSED                       DESCRIPTION                   AMOUNT
--------------                       -----------                   ------
   03/10/04             Payroll Taxes                           $ 22,021.14
   03/24/04             Payroll Taxes                           $ 61,326.94
   03/26/04             Processing Fees                         $    789.38
                                                                -----------
                                      Total WAXS Disbursements  $ 84,137.46
                                                                ===========

                            OPERATING REPORT Page 9

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: March 31, 2004

Bank: 1st Bank
Location: Virgin Islands
Account Name: FISC
Account Number: 719-1362214

DATE DISBURSED                    DESCRIPTION              AMOUNT
--------------                    -----------              ------
   03/05/04             Bank Fees                         $  15.00
                                                          --------
                               Total WAXS Disbursements   $  15.00
                                                          ========

                            OPERATING REPORT Page 10

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                      For the Month Ending: March 31, 2004

STATEMENT OF INVENTORY

     Beginning Inventory                $          -
     Add: purchases                     $          -
     Less: goods sold                   $          -
                                        ------------
     Ending inventory                   $          -
                                        ============

PAYROLL INFORMATION STATEMENT

     Gross payroll for this period      $ 215,156.09
     Payroll taxes due but unpaid       $          -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                              DATE REGULAR          AMOUNT OF                NUMBER OF                  AMOUNT OF
NAME OF CREDITOR/LESSOR      PAYMENT IS DUE      REGULAR PAYMENT        PAYMENTS DELINQUENT        PAYMENTS DELINQUENT
-----------------------      --------------      ---------------        -------------------        -------------------
Xerox Corporation                Monthly            $ 1,247.84                  10                      $ 12,478.40

                            OPERATING REPORT Page 11

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                      For the Month Ending: March 31, 2004

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                           3RD PARTY         INTERCOMPANY          TOTAL
                                           ---------------    ---------------    ---------------
    Beginning of month balance             $             -    $ 14,028,429.83    $ 14,028,429.83
    Add: sales on account                  $             -    $             -    $             -
            expenses paid for affiliate    $             -    $     54,069.77    $     54,069.77
            cash advanced to affiliate     $             -    $             -    $             -
    Less: collections                      $             -    $             -    $             -
                                           ---------------    ---------------    ---------------
    End of month balance                   $             -    $ 14,082,499.60    $ 14,082,499.60
                                           ===============    ===============    ===============

0-30 Days      31-60 Days    61-90 Days     Over 90 Days     End of Month Total
---------      ----------    ----------     ------------     ------------------
   $ -            $ -           $ -             $ -                 $ -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                  3RD PARTY          INTERCOMPANY           TOTAL
                                                ---------------     ---------------     ---------------
Beginning of month balance                      $  1,753,923.42     $ 22,500,889.33     $ 24,254,812.75
Add: sales on account                           $    403,814.00     $             -     $    403,814.00
        Cash received on behalf of Affiliate    $             -     $     60,961.90     $     60,961.90
        Cash received from Affiliate            $             -     $             -     $             -
Less: payments                                  $   (362,385.25)    $   (160,546.08)    $   (522,931.33)
                                                ---------------     ---------------     ---------------
End of month balance                            $  1,795,352.17     $ 22,401,305.15     $ 24,196,657.32
                                                ===============     ===============     ===============

  0-30 Days        31-60 Days      61-90 Days     Over 90 Days      End of Month Total
  ---------        ----------      ----------     ------------      ------------------
$ 206,343.80      $ 16,442.55     $ 35,444.89    $ 1,537,120.93       $ 1,795,352.17

                            OPERATING REPORT Page 12

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                      For the Month Ending: March 31, 2004

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

      1.    Federal income taxes                       Yes (X)        No ( )

      2.    FICA withholdings                          Yes (X)        No ( )

      3.    Employee's withholdings                    Yes (X)        No ( )

      4.    Employer's FICA                            Yes (X)        No ( )

      5.    Federal unemployment taxes                 Yes (X)        No ( )

      6.    State income tax                           Yes (X)        No ( )

      7.    State employee withholdings                Yes (X)        No ( )

      8.    All other state taxes                        See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 13

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                            ___________________________________
                                            For the Debtor In Possession

                                            Henry C. Lyon
                                            Designated Officer

                            OPERATING REPORT Page 14